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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 25, 2000 included in the Northeast Utilities Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


                                                   /s/  Arthur Andersen LLP



Hartford, Connecticut
February 5, 2001